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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Westminster Capital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTMINSTER CAPITAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

    Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Westminster Capital, Inc., a Delaware corporation (the "Company"), will be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California, on Tuesday, May 22, 2001, at 9:00 AM local time. The annual meeting is being held for the following purposes:

  1.
  To elect seven persons to the Board of Directors to serve until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    Only holders of record of the Common Stock, Par Value $1.00 per share, of the Company on the close of business on April 2, 2001, will be entitled to notice of, and to vote at the Annual Meeting or any adjournment or postponement thereof.

    All stockholders of record are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person, even though he or she has returned a proxy.

By order of the Board of Directors, /s/ William Belzberg William Belzberg Chairman of the Board

Beverly Hills, California
April 24, 2001

    IMPORTANT:  If your shares are held in the name of a brokerage firm or nominee, only that firm or nominee can execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account immediately and direct him or her to execute a proxy on your behalf.

PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY CARD TODAY.

WESTMINSTER CAPITAL, INC.
9665 Wilshire Boulevard Suite M-10
Beverly Hills, CA 90212
April 24, 2001

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

MAY 22, 2001

GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Westminster Capital, Inc., a Delaware corporation (the "Company") of proxies for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California, on Tuesday, May 22, 2001, at 9:00 AM local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein, or, if no instructions are marked on the enclosed proxy card, FOR each of the nominees for director as identified on the card (as more fully described below under "Election of Directors"). Although management does not know of any other matter to be acted upon at the Annual Meeting, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters, which may properly come before the meeting.

    Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

    The mailing address of the principal executive office of the Company is 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212, and its telephone number is (310) 278-1930. The approximate date on which this Proxy Statement and the enclosed proxy cards are first being sent to stockholders is April 24, 2001.

Record Date and Voting

    Only stockholders of record of the Common Stock, par value $1.00 per share, of the Company (the "Common Stock") at the close of business on April 2, 2001 will be entitled to notice of and to vote at the Annual Meeting. As of such date there were 8,124,607 shares of Common Stock outstanding.

    Holders of the Common Stock have cumulative voting rights with respect to the election of directors. Therefore, each stockholder will be entitled to that number of votes equal to the number of his or her shares multiplied by seven, which is the number of directors to be elected. The stockholder may (i) vote for the election of all of the nominees, in which case an amount equal to the number of shares held by such stockholder will be counted as voting for the election of each nominee, (ii) withhold his or her votes with respect to all nominees, or (iii) cast all of his or her votes for a single nominee or distribute them among the nominees as he or she sees fit. The seven nominees receiving the highest number of votes will be elected.

    Shares represented by a properly executed proxy card received by the Company will be counted in the manner specified therein or, if no instructions are marked on the enclosed proxy, FOR each of the director nominees in an amount equal to the number of shares held by the person(s) executing the proxy. If a holder indicates his or her intention to vote for the election of only certain nominees and fails to indicate the number of votes for each such nominee, such holder's total votes (less any specifically allocated by such holder) will be allocated as equally as possible (without fractional shares) among the nominees named by such holder and for whom no votes have been specifically allocated by the holder and any votes which cannot be allocated evenly will remain unvoted. Similarly, if a holder chooses to vote for the election of only certain nominees and indicates a total number of votes in excess of the number of shares held by such holder multiplied by seven, the total number of votes entitled to be cast by the holder will be divided as equally as possible (without fractional votes) among the nominees indicated by the holder and any votes which cannot be allocated evenly will remain unvoted. In the event any nominee named on the proxy card is not available (an event which is not anticipated), proxy holders will vote for a substitute nominee in their discretion. If any person other than those named on the proxy card is nominated as a candidate by persons other than the Board of Directors, the proxies may be voted in favor of any one or more of the nominees named on the proxy card to the exclusion of others and in such order of preference as the proxy holders may determine in their discretion, except that no proxy will be voted for a nominee as to whom an intention to withhold authority to vote is indicated.

    Stockholders are entitled to one vote per share of Common Stock held by them with respect to all matters other than the election of directors, and generally the affirmative vote of a majority of the shares of Common Stock present at the meeting or represented by proxy is required to take any action on such matters.

    Abstentions are not counted as votes cast either for or against a particular matter, but on matters requiring a majority vote of either the number of shares represented at the meeting or the number of shares outstanding, an abstention has the effect of a negative vote. Shares abstaining are normally counted for purposes of determining the presence of a quorum, and abstentions are not permitted with respect to the election of directors. Therefore, abstentions will not affect the determination of a quorum for the Annual Meeting.

Solicitation

    The cost of preparing, assembling and mailing this Proxy Statement and the proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors and officers of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward the proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

ELECTION OF DIRECTORS

    The Board of Directors of the Company is currently comprised of eight directors. Effective with the Annual Meeting of Stockholders, the Board of Directors will be comprised of seven directors who are elected annually. The Board of Directors has nominated the seven persons listed below as candidates for election by the stockholders. Five of the candidates are currently directors of the Company. Three current members of the Board, Mr. Samuel Belzberg, Mr. Monty Hall and Mr. Lester Ziffren, will be retiring from the Board at the Annual Meeting of Stockholders. As a consequence two of the candidates nominated for election, Mr. Roy Doumani and Mr. Fred Kayne, are not currently Board members. The term of each person elected as a director will continue until the 2002 Annual Meeting of Stockholders or until his or her successor is elected. The nominees are as follows:

Name	Age	Title	Director since
William Belzberg	68	Chairman of the Board of Directors	1977
Keenan Behrle	58	Executive Vice President	1985
Hyman Belzberg	76	Director	1995
Bruno DiSpirito	35	Director	1999
Roy Doumani	65	Nominee Director	—
Barbara C. George	65	Director	1979
Fred Kayne	62	Nominee Director	—

    Mr. William Belzberg has served as Chairman of the Board of Directors of the Company since 1977 and as Chief Executive Officer of the Company since September 1990. He was also President and Chief Executive Officer of the Company in 1987 and 1988.

    Mr. Keenan Behrle became Executive Vice President of the Company on February 10, 1997. He also served as Chief Financial Officer from February 1997 to May 2000. From November 1993 to February 1997, Mr. Behrle was engaged in real estate development activities for his own account. From 1991 to November 1993, Mr. Behrle was President and Chief Executive Officer of Metropolitan Development, Inc., a real estate development company located in Los Angeles, California.

    Mr. Hyman Belzberg has been the President of Bel-Alta Holdings Ltd., a real estate and mortgage investment company, since 1994. He operated a large retail furniture business in Calgary, Alberta, Canada from 1945 to 1994. Mr. Belzberg is also on the Board of the Canadian Athletic Foundation and is the President of Gaslight Square Ltd. and 623201 Alberta Ltd., both of which are real estate and investment companies. He also serves on the Board of Mount Royal College.

    Mr. DiSpirito has been Vice President and Chief Financial Officer of Gibralt Capital Corporation since March 1994.

    Mr. Doumani has been a private investor for more than the past five years. He currently serves as a board member and advisor to the following companies: UroGenesys, a biotechnology company; Gateway, a fund for investments in the People's Republic of China; Supersoft, a software developer; and Leader Technology, a company which facilitates business transactions between U.S. and Asian companies in high technology industries. Mr. Doumani is also a director of and helped raise funding for IRSI, a technology company; Cyrano Sciences, a sensory technology company and ETeam, a company providing Internet software. He currently holds an equity position and serves as vice chairman of Xiamen International Bank in the People's Republic of China.

    Dr. George has been a Professor of Business Law in the Department of Finance, Real Estate Law in the College of Business Administration, California State University, Long Beach, since 1961. Formerly holding the positions of Interim Dean and also Associate Dean of Academic Affairs of the College of Business Administration, she has also served as the department chairperson. She is a former President of American Business Law Association. Dr. George is Chairperson of the Board of Directors of the California State University Forty-Niner Shops, Inc., which operates the bookstore and food service operations for the University.

    Mr. Kayne, age 62, has been President of Fortune Fashions, an apparel company, since 1991. He has served as the chairman and director of Big Dog Holdings, Inc., a casual apparel retail company, and a director of Right Start, Inc., an upscale retail child and baby products company, since 1997. Both Big Dog Holdings and Right Start are public companies.

    Mssrs. Hyman Belzberg and William Belzberg are brothers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

Committees of the Board of Directors

    The Board of Directors has an Audit Committee whose current members are Lester Ziffren, Barbara C. George and Bruno DiSpirito. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the independent auditors' report and management letter.

    The Board of Directors adopted a written charter for the Audit Committee on May 18, 2000, a copy of which is attached as Appendix A. All members of the Audit Committee are independent, as defined by NASD Rule 4200(15).

    There were five meetings of the Audit Committee held during 2000. All members attended every meeting of the Audit Committee. At the regular meeting of the Board of Directors scheduled to follow the 2001 Annual Meeting of Stockholders, the Board of Directors will consider the appointment of members to the Audit Committee to serve until such time as their successors are elected and qualified.

    The Board of Directors established a Compensation Committee in May 1997. The Compensation Committee is comprised of Dr. George and Mr. Hall. This committee met once in 2000. The Compensation Committee sets the annual salaries of all elected officers of the Company and administers the stock option and other compensation plans of the Company. Their executive compensation report is included below.

    The Board of Directors does not have a standing nominating committee.

Director Compensation

    During 2000, directors of the Company were paid $500 per month for serving on the Board and $500 per month for each committee of the Board on which they served, as well as, $500 for each meeting of the Board of Directors or committee which they attended.

Meetings of the Board of Directors

    During 2000 there were four meetings of the Board of Directors of the Company. All directors attended every meeting.

Section 16(a) Beneficial Ownership Compliance

    Directors, officers and beneficial owners of more than 10% of the outstanding shares of the Common Stock of the Company are required by rules of the Securities and Exchange Commission to file certain reports with the Commission, the American Stock Exchange and the Pacific Stock Exchange (where the Company's Common Stock is listed) relating to certain changes in their beneficial ownership of shares and their aggregate holdings at the end of the calendar year. The Company is not aware that any officer, director or beneficial owner of more than 10% of the Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during 2000.

EXECUTIVE OFFICER COMPENSATION

    The table set forth below reflects the annual compensation, long-term compensation and other compensation paid during each of the Company's three most recent fiscal years to the chief executive officer and other executive officers of the Company.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
	Annual Compensation				Number of Shares Underlying Options
(1) Other annual Compensation
Name and Principal Position	Year	Salary		Bonus
William Belzberg, Chairman of the Board and Chief Executive Officer	2000 1999 1998	$250,000 250,000 225,000		$-0- -0- 50,000	-0- -0- -0-		$45,500 46,000 44,500
Keenan Behrle, Executive Vice President	2000 1999 1998	$229,000 220,000 210,000		$40,000 50,000 25,000	50,000 50,000 -0-	(3) (4)	$34,000 17,000 11,500
Rui Guimarais, Chief Financial Officer	2000 1999 1998	$142,000 132,000 83,000	(2)	$25,000 65,000 -0-	20,000 -0- 20,000	(3) (5)	$6,000 6,000 4,000

(1)
Other annual compensation received by Mr. Belzberg consisted $37,500 in annual premiums paid with respect to a universal life insurance policy for Mr. Belzberg, with the balance represented by fees earned as a director. In 2000, annual compensation for Mr. Behrle includes $10,000 in reimbursement of a life insurance policy, $15,500 in fees earned as a director and $8,500 as an automobile allowance. For 1999 and 1998, other annual compensation received by Mr. Behrle consisted of fees earned as a director. Other annual compensation received by Mr. Guimarais consisted of an automobile allowance.

(2)
Mr. Guimarais's employment commenced in May 1998. His 1998 salary on an annualized basis was $125,000.

(3)
Pursuant to an option granted in 2000 at a price of $3.00 per share.

(4)
Pursuant to an option granted in 1999 at a price of $3.25 per share.

(5)
Pursuant to an option granted in 1998 at a price of $3.00 per share.

Stock Option Grants

    Stock options were granted during the fiscal year ended December 31, 2000 to the executive officers named in the Summary Compensation Table above as follows:

Option Grants in 2000

					Potential Realizable Value at Assumed Annual Rates of Stock Option Appreciation for Option Term (2)
		% of Total Shares Underlying Options Granted to Employees in Fiscal Year
	No. of Shares Underlying Options Granted (1)
			Exercise Price	Expiration Date
Name					5%	10%
Keenan Behrle	50,000	100%	$3.00	3/15/05	$32,327	$69,615
Rui Guimarais	20,000	100%	$3.00	3/15/05	$12,930	$27,846

(1)
The options were granted under the Company's 1997 Stock Incentive Plan and have a per share exercise price that is equal to the market value of the common stock on the date of the grant. The options become exercisable in 25% annual increments beginning March 16, 2001.

(2)
Assumes the value of the shares issuable upon exercise of the options increase at the stated percentages annually from the date of grant to the date of expiration.

Stock Option Exercises and Holdings

    The following table provides information concerning options exercised by the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 2000 and unexercised options held by such executives as of December 31, 2000.

Aggregated Option Exercises in Fiscal Year 2000
and FY-End Option Values

			Number of Unexercised Shares Underlying Options at 12/31/00
					Value of Unexercised In-the-Money Options at 12/31/00 (1)
	Shares Acquired on Exercise
		(1) Value Realized
Name			Exercisable	Unexercisable	Exercisable		Unexercisable
William Belzberg	250,000	$17,500	—	—	$		$
Keenan Behrle	10,000	2,475	72,500	127,500		—
Rui Guimarais	—	—	10,000	30,000		—		—

(1)
Value is determined by subtracting the exercise price from the fair market value (the closing price for Common Stock as reported on the American Stock Exchange on the last trading day in the fiscal year) and multiplying the resulting number, if a positive number, by the number of shares of Common Stock underlying the options.

Indemnity Agreements

    In 1987, the stockholders approved indemnity agreements, which have been entered into with officers and directors of the Company. The indemnity agreements provide, subject to the satisfaction of certain requirements, for the Company to indemnify an officer or director who is a party to an indemnity agreement against expenses (as defined therein), judgments, fines and penalties incurred by such officer or director in connection with a threatened or pending proceeding in which the officer or director may have been involved by reason of the fact that he or she was an officer or director of the Company, by reason of any action taken by him or her or any inaction on his or her part while acting as an officer or director or by reason of serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Executive Compensation Report

    The Compensation Committee has provided the following report on executive compensation.

    During fiscal year ended December 31, 2000, the Company paid Mr. Belzberg a salary at an annual rate of $250,000, effective July 1, 1998, and a salary at an annual rate of $200,000 prior to July 1, 1998, the same salary paid to him in 1997. Mr. Belzberg's salary for 2000 was established by the Compensation Committee and was based on the time and effort he devoted to the Company. No specific performance criteria were relied upon in setting his salary.

    During fiscal year ended December 31, 2000, the Company paid Mr. Behrle a salary at an annual rate of $230,000, effective March 1, 2000, at an annual rate of $220,000 from July 1, 1998 to February 28, 2000, and at an annual rate of $200,000 from commencement of his employment in February 1997 until June 30, 1998. Mr. Behrle's salary for 2000 was established by the Compensation Committee and was based on the time and effort he devoted to the Company. Additionally, the Compensation Committee rewarded Mr. Behrle with a bonus of $40,000.

    The compensation of Mr. Guimarais as listed in the Summary Compensation Table for the fiscal year ended December 31, 2000, was established by Mr. William Belzberg, Chairman and Chief Executive Officer of the Company, after review of such compensation with the Compensation Committee, and was based upon the duties and responsibilities to be performed by Mr. Guimarais and compensation paid to persons holding similar positions in comparable companies.

    Monty Hall and Barbara C. George

    Members of the Compensation Committee of the Board of Directors

    The foregoing report of the Compensation Committee shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference.

REPORT OF THE AUDIT COMMITTEE

    The Board's Audit Committee, currently composed of Mr. Lester Ziffren, Dr. Barbara C. George and Mr. Bruno DiSpirito, evaluates audit performance, handles relations with the Company's independent accountants and evaluates policies and procedures relating to internal accounting functions and controls. This report relates to the activities taken by the Audit Committee in fulfilling such role.

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000. This review included a discussion of the quality and the acceptability of the Company's financial reporting and controls.

    The Committee also reviewed with the Company's independent accountants, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards including Statement on Auditing Standards No. 61. In addition, the Committee discussed with the independent accountants their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board including Standard No. 1.

    The Committee further discussed with the Company's independent accountants the overall scope and plans for their audit. The Committee meets periodically with the independent accountants to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

    Lester Ziffren, Barbara C. George and Bruno DiSpirito

    Members of the Audit Committee of the Board of Directors

COMMON STOCK PERFORMANCE GRAPH

Comparison of Five-Year Cumulative Total Returns

    The Performance Graph set forth below compares total stockholder return on the Company's Common Stock with total stockholder return on the Dow Jones Equity Market Index and a peer group index for the period from January 1, 1996 through December 31, 2000. The peer group index is comprised of companies with diversified operations, which management considers being comparable to the Company's business operations. These companies are listed below.

    Total return to stockholders is determined by assuming that $100 was invested in the Company's Common Stock, in the Dow Jones Equity Index and in the peer group on December 31, 1995 and that all dividends were reinvested on a quarterly basis. Returns for the companies in the peer group have been weighted on the basis of the total market capitalization for each company.

Total Return Analysis

	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00
Westminster Capital	$100.00	$86.49	$108.11	$118.92	$140.54	$89.08
Peer Group	$100.00	$112.43	$201.62	$142.55	$132.24	$139.67
Dow Jones Equity Index	$100.00	$122.47	$160.80	$180.37	$205.73	$212.33

    The total stockholder returns as depicted on the graph are not necessarily indicative of future performance. Many of the companies included in the Dow Jones Equity index have substantially greater revenues and substantially greater market capitalization than the Company.

    The peer group index consists of the following six companies: Sirco International Corp. (SIRC), Walter Industries, Inc. (WLT), Pubco (PUBO), Craig Corporation (CRG), Triarc Companies, Inc. (TRY) and NBI, Inc. (NBII). SIRC is represented in the peer group index until November 16, 1999. Effective on that date, SIRC changed its name and line of business and is no longer considered representative of the peer group.

    The performance graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Act of 1934, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of March 31, 2001 the number of shares of the Company's Common Stock known to the Company to be owned beneficially by each person who owned more than 5% of the outstanding shares, by each director and executive officer and by all directors and executive officers, as a group. Except as indicated in the notes to the table, each person named has sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)(2)	Percent of Class
William Belzberg 9665 Wilshire Blvd., Suite M-10 Beverly Hills, CA 90212	2,176,620	26.79%
Hyman Belzberg(3) #1420 Aquitaine Towers 540—5 Avenue S.W. Calgary, Alberta Canada T2P 0M2	1,703,974	20.97%
Samuel Belzberg(4) 1177 W. Hastings St., Suite 2000 Vancouver, B.C. Canada V6E 2K3	1,472,748	18.12%
Keenan Behrle(5)	195,000	2.37%
Barbara C. George, Ph.D.	10,000	*
Monty Hall	10,000	*
Lester Ziffren	13,000	*
Bruno DiSpirito	—	—
Rui Guimarais(6)	20,000	*
All Directors and Officers as a Group (9 persons)	5,601,342	67.89%

*
Amount represents less than one percent of the Company's Common Stock.

(1)
Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.

(2)
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3)
Based on an amended Schedule 13D filed with the Securities and Exchange Commission, the shares shown in the table as being beneficially owned by Hyman Belzberg are owned of record by Bel-Alta Holdings Ltd., a Canadian corporation, of which Hyman Belzberg is the President, sole director and beneficial owner of a majority of the outstanding shares of capital stock.

(4)
Based on an amended Schedule 13D filed with the Securities and Exchange Commission, of the shares shown in the table as owned beneficially by Samuel Belzberg, 1,372,748 shares are owned of record by Gibralt Capital Corp., a Canadian corporation, of which Samuel Belzberg is the sole director, officer and stockholder, and 100,000 shares are owned by M.D.B. Capital, a Liberian corporation, which has granted to Mr. Belzberg a limited power of attorney with respect to those shares.

(5)
Includes 105,000 shares exercisable as of March 31, 2001 pursuant to options to purchase a total of 200,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Behrle.

(6)
Includes 15,000 options exercisable as of March 31, 2001 and 5,000 options exercisable within 60 days, pursuant to options to purchase a total of 40,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Guimarais.

THE COMPANY'S RELATIONSHIP WITH
INDEPENDENT PUBLIC ACCOUNTANTS

General

    Deloitte & Touche LLP served as the Company's independent auditors for the years ended December 31, 2000, 1999 and 1998. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make any statement they desire to make, and they are expected to be available to respond to appropriate questions.

    The Audit Committee has considered whether the provision of services by Deloitte & Touche LLP other than the audit of the financial statements of the Company for fiscal year 2000 and the review of the financial statements for the first three quarters of fiscal year 2000 is compatible with maintaining Deloitte & Touche LLP's independence.

Audit Fees

    Deloitte & Touche LLP billed the Company $146,000 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed for the first three quarters of 2000.

Financial Information Systems Design and Implementation Fees

    Deloitte & Touche LLP rendered no professional services for the design and implementation of financial information systems to the Company during fiscal year 2000.

All Other Fees

    Deloitte & Touche LLP billed the Company $132,000 for all professional services rendered during fiscal year 2000 other than audits, reviews and financial information systems design and implementation.

STOCKHOLDERS' PROPOSALS

    Any stockholder of the Company wishing to submit a proposal for inclusion in the proxy statement relating to the Company's 2002 Annual Meeting of Stockholders must deliver such proposal to the Company at its principal office on or before December 26, 2001. The Board of Directors will review any proposals from eligible stockholders that are received by that date and will determine whether any such proposal will be included in the 2002 proxy solicitation materials. An eligible stockholder is one who at the time of submission of the proposal is the record or beneficial owner of at least 1% or $2,000 in market value of securities entitled to be voted at the 2002 Annual Meeting of Stockholders, who has continuously held such securities for at least one year and who shall continue to own such securities through the date on which the meeting is held.

ANNUAL REPORT

    Concurrently with this Proxy Statement the Company is providing to each stockholder a copy of its Annual Report to Stockholders, which consists of its Annual Report on Form 10-K filed with the Securities and Exchange Commission. If for any reason a stockholder does not receive the accompanying Annual Report, the Company will provide any such stockholder a copy (without charge) upon the stockholder's written request. Requests should be directed to: Westminster Capital, Inc., Attn:

    Shareholders Relations, 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212.

By order of the Board of Directors, /s/ Keenan Behrle Keenan Behrle Corporate Secretary

Beverly Hills, California
April 24, 2001

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute the proxy. Accordingly, please contact the person responsible for your account and give instructions regarding the execution of the enclosed consent.

APPENDIX A

Westminster Capital, Inc.

Audit Committee Charter

    This charter shall be reviewed, updated and approved annually by the board of directors.

Role and Independence

    The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and other such duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the American Stock Exchange. The committee is expected to maintain free and open communication (including private and executive sessions at least annually) with the independent accountants, the internal auditors and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

    The board of directors shall appoint one member of the audit committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

Responsibilities

    The audit committee's primary responsibilities include:

  •
  Recommending to the board the independent accountant to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the auditors independence.

  •
  Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

  •
  Providing guidance and oversight to the internal audit activities of the corporation including reviewing the organization, plans and results of such activity.

  •
  Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the company's audited financial statements in the company's annual report on Form 10K.

  •
  Reviewing with management and the independent auditor the quarterly financial information prior to the company's filing of Form 10Q. This review may be performed by the committee or its chairperson.

  •
  Discussing with management and the external auditors the quality and adequacy of the company's internal controls.

  •
  Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

  •
  Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submissions to the shareholders.

PROXY
WESTMINSTER CAPITAL, INC.

   The undersigned hereby appoints William Belzberg and Keenan Behrle, and either of them acting alone, with full power of substitution and revocation, as proxies of the undersigned to vote all shares of Common Stock of Westminister Capital, Inc. (the "Company") which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of the Company to be held on May 22, 2001, or at any adjournment or postponement thereof, upon the matters referred to on this proxy below, and, in their discretion, upon any other business that may come before the meeting.

   IMPORTANT—PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

The Board of Directors recommends voting FOR the election of all of the nominees listed below.

1.	Election of Directors
	Nominees:	(01)	Keenan Behrle,	(02)	Hyman Belzberg,
		(03)	William Belzberg,	(04)	Bruno DiSpirito,
		(05)	Roy Doumani,	(06)	Barbara C. George,
		(07)	Fred Kayne
/ /	FOR ALL NOMINEES	/ /	WITHHELD FROM ALL NOMINEES
/ /
For all nominees except as noted above

(continued and to be signed on the reverse side)

(Continued from other side)

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE.

   If the total number of votes indicated above exceeds the number of votes the undersigned is entitled to cast, the undersigned's votes shall be divided as equally as possible among the nominees indicated by the undersigned.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	/ /

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. This Proxy shall be valid and may be voted, however, regardless of the form of signature.
Date:
Signature
Signature

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2001
ELECTION OF DIRECTORS
EXECUTIVE OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE
Option Grants in 2000
Aggregated Option Exercises in Fiscal Year 2000 and FY-End Option Values
REPORT OF THE AUDIT COMMITTEE
COMMON STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
THE COMPANY'S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDERS' PROPOSALS
ANNUAL REPORT
APPENDIX A
Westminster Capital, Inc. Audit Committee Charter
PROXY WESTMINSTER CAPITAL, INC.